EXHIBIT 10.9

CONFIDENTIAL TREATMENT REQUESTED AS TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT 10.9 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REAGENT SUPPLY AGREEMENT

dated as of June 30, 2005

by and among

ABBOTT LABORATORIES

(“Seller”);

and

INVERNESS MEDICAL INNOVATIONS, INC.

(“Parent”);

and

INVERNESS MEDICAL JAPAN, LTD.

(“Inverness Japan”)

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS

1.1	Definitions

1.2	Performance of Obligations by Affiliates

ARTICLE 2	ORDERING AND DELIVERY

2.1	Purchase and Sale of Reagents

2.2	Purchase Orders

2.3	Acceptance or Rejection of Purchase Orders

2.4	Forecasts

2.5	Shipment

2.6	Certificate of Conformance

2.7	No Purchase Requirements

ARTICLE 3	PRICE; ADJUSTMENT PAYMENT; SHIPMENT

3.1	Purchase Price

3.2	Purchase Price Adjustments

3.3	Payment Terms

3.4	Taxes

ARTICLE 4	REAGENT WARRANTIES

4.1	Limited Reagent Warranty

4.2	Non-Conforming Reagents

4.3	Rejected Reagents

4.4	Notice of Material Events

ARTICLE 5	INDEMNIFICATION

5.1	Indemnification by Seller

5.2	Indemnification by Buyer

5.3	Cooperation and Notice Requirements

5.4	No Consequential Damages

5.5	Termination of Indemnification Obligations

5.6	Covenant to Use Commercially Reasonable Efforts to Secure Rights

5.7	Reagents

ARTICLE 6	TERM AND TERMINATION

6.1	Term and Termination

6.2	Termination for Breach

6.3	Termination without Cause

6.4	Survival Beyond Termination

ARTICLE 7	MISCELLANEOUS

7.1	Guarantee of Performance

7.2	Force Majeure

7.3	Assignability

7.4	Public Disclosure; Confidentiality

7.5	Waiver

7.6	Dispute Resolution

7.7	Clause Severability

7.8	Notices

7.9	Relationship of the Parties

7.10	Governing Law

7.11	Captions and Titles

7.12	Execution

ii

Exhibits and Schedules

Exhibits

Exhibit A – Reagent Specifications

Schedules

Schedule 1.1(a) – Reagents

i

REAGENT SUPPLY AGREEMENT

THIS REAGENT SUPPLY AGREEMENT (this “Agreement”) is made and entered into as of June 30, 2005, by and among Inverness Medical Innovations, Inc. a Delaware corporation (“Parent”), and Inverness Medical Japan, Ltd., an entity organized under the laws of Japan (“Inverness Japan” and, together with Parent, “Buyer”), on the one hand, and Abbott Laboratories, an Illinois corporation (“Seller”), on the other hand.

WHEREAS, from the Effective Date, Inverness Japan and certain Affiliates have acquired certain assets to permit them to manufacture the Product Line; and

WHEREAS, from the Effective Date, Inverness Japan wishes to engage Seller to supply the Reagents (as defined herein) to Inverness Japan in accordance with the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions herein contained, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1           Definitions.  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.  In addition to the terms defined above and other terms defined in other Sections of this Agreement, the following initially capitalized terms have the following meanings when used herein:

“Seller Indemnitees” has the meaning set forth in Section 5.2.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person; provided, however, that for the avoidance of doubt and subject to the following sentence, the term “Affiliate” shall exclude, with respect to Seller, TAP Pharmaceuticals Inc., a Delaware corporation, TAP Finance Inc., a Delaware corporation and TAP Pharmaceuticals Reagents Inc., a Delaware corporation and, with respect to Buyer, PBM-Selfcare LLC, a Delaware limited liability company.  For purposes of this definition, a Person shall be deemed to control another Person if it owns or controls more than 50% of the voting equity of the other Person (or other comparable ownership if the Person is not a corporation).

“Applicable Law” means each provision of any currently existing federal, state, local or foreign, civil and criminal law, statute, ordinance, order, code, rule, regulation or common law, promulgated or issued by any Governmental Authority, as well as any judgments, decrees, injunctions or agreements issued or entered into by any Governmental Authority.

“Asset Purchase Agreement” means that certain Asset Purchase Agreement executed on May 28, 2005, between Parent, Inverness Japan, Inverness Switzerland, Seller and Abbott Japan.

“Buyer Indemnitees” has the meaning set forth in Section 5.1.

“Effective Date” means the day following the day of the expiration or termination of that certain Manufacturing Support Services Agreement dated June 30, 2005 executed between Seller and Buyer.

“Losses” has the meaning set forth in Section 5.1.

“Non-Conforming Reagents” has the meaning set forth in Section 4.2.

“Parties” means Seller, Parent and Inverness Japan; and “Party” means any of the foregoing entities.

“Prime Rate” means the rate which Citibank N.A. (or its successor or another major money center commercial bank agreed to by the Parties) announces as its prime lending rate, as in effect from time to time.

“Reagent Specifications” means those analytical specifications for the Products set forth on Exhibit A, as they may be amended from time to time (i) by the written agreement of the Parties or (ii) as required by the Regulatory Authorities.

“Prohibited Goods” has the meaning set forth in Section 5.7.

“Purchase Order” has the meaning set forth in Section 2.2.

“Purchase Price” has the meaning set forth in Section 3.1.

“Reagents” means those rare reagents used in the manufacture of the Products which are listed on Schedule 1.1 (a).

“Regulatory Authority” means any Governmental Authority that is responsible for issuing any technical, medical, and scientific licenses, registrations, authorizations and/or approval that are required for the manufacture of the Products in accordance with Applicable Laws.

“**** Cost” means the **** cost per the BPCS system in Lake County, Illinois and Delkenheim, Germany as of December 1, 2004 as adjusted pursuant to Section 3.2.

“Term” has the meaning set forth in Section 6.1.

1.2           Performance of Obligations by Affiliates.  Any obligation of Seller under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Seller’s sole and exclusive option, either by Seller directly or by any Affiliate or designee of Seller that Seller causes to satisfy, meet or fulfill such obligation, in whole or in part.  Any obligation of Inverness Japan under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Inverness Japan’s sole and exclusive option, either by Inverness Japan directly or by any Affiliate or designee of Inverness Japan that Inverness Japan causes to satisfy, meet or fulfill such obligation, in whole or in part.  With respect to any particular action, the use of the words “Seller shall” also means “Seller shall cause” the particular action to be performed, and the use of the words “Inverness Japan shall” also means “Inverness Japan shall cause” the particular action to be performed.  Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party under the terms and conditions of this Agreement.

ARTICLE 2

ORDERING AND DELIVERY

2.1           Purchase and Sale of Reagents.  During the Term, Seller shall supply and deliver to Inverness Japan the Reagents in the quantities ordered pursuant to Article 2 and Inverness Japan shall purchase and take delivery of the Reagents ordered from Seller in accordance with the terms and conditions of this Agreement.

**** REPRESENTS TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2           Purchase Orders.  Inverness Japan shall order the Reagents by issuing binding purchase orders (each, a “Purchase Order”) to Seller pursuant to the terms of this Agreement.  Each Purchase Order or any acknowledgment thereof, whether printed, electronic, stamped, typed, or written, shall be governed by the terms of this Agreement and none of the provisions of such Purchase Order or acknowledgment shall be applicable except those specifying quantity ordered, delivery dates, special shipping instructions and invoice information.  All Purchase Orders shall be in standard order quantities as mutually agreed between the Parties.

2.3           Acceptance or Rejection of Purchase Orders.  Seller shall indicate its acceptance or rejection of each Purchase Order within 10 days after receipt; provided that Seller may reject a Purchase Order, in whole or in part, only if:  (a) the Purchase Order fails to comply with the terms and conditions of this Agreement; (b) the delivery date is less than 90 days from the date of Seller’s receipt of such Purchase Order; or (c) the volume under the Purchase Order and all other accepted Purchase Orders covering the applicable monthly period exceeds the volume set forth in Inverness Japan’s then-current forecast (delivered pursuant to
Section 2.4) by more than ****%.  If requested by Inverness Japan, following Inverness Japan’s receipt of Seller’s rejection notice under clause (c) above, Seller shall use commercially reasonable efforts to deliver the excess volume of the Reagents specified in the rejected Purchase Order, but Seller’s failure to so deliver the excess volume shall not be a breach of this Agreement.  Seller shall use commercially reasonable efforts to fill Inverness Japan’s orders for the Reagents.  In no event shall Seller be liable to any third party for Seller’s failure to deliver the Reagents to Inverness Japan by any delivery date set forth in any Purchase Order.

2.4           Forecasts.  Within 30 days after the Effective Date, Inverness Japan shall issue to Seller Inverness Japan’s written forecast of Inverness Japan’s anticipated monthly requirements for the Reagents during the following 12 months.  Thereafter, Inverness Japan shall provide to Seller monthly a rolling 12 month forecast of requirements of Reagents to be supplied by Seller.  The first 4 months of such forecast shall be binding on Inverness Japan and may not be cancelled or rescheduled without prior written agreement of Seller.  The remaining 8 months of such forecast shall be used by Seller for planning purposes only and shall not be considered firm orders.

2.5           Shipment.  Seller shall deliver the Reagents Ex-Works (Incoterms 2000).  Seller shall be deemed to have delivered the Reagents and title and risk of loss shall pass to Inverness Japan at the time such Reagents are loaded onto a carrier designated by

**** REPRESENTS TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Inverness Japan.  Inverness Japan shall be responsible for all shipping and insurance costs.  Seller shall provide to Inverness Japan, in advance of each shipment, all necessary information relating to such shipment, including without limitation, the identity of the carrier, flight number or similar information, scheduled arrival time and package identification number.

2.6           Certificate of Conformance.  All Reagents provided shall be delivered with a document that certifies that the specified lot(s) of Reagents delivered to Inverness Japan conform with the applicable Reagent Specifications.  Full batch documentation, including batch production records and manufacturing and analytical records shall be available for review by Inverness Japan upon reasonable notice from Inverness Japan.

2.7           No Purchase Requirements.  Nothing in this Agreement shall obligate Inverness Japan to buy any specific amount of Reagents and Inverness Japan shall be obligated to purchase only those quantities of Reagents included in the 4 binding months of the rolling forecast.

ARTICLE 3

PRICE; ADJUSTMENT PAYMENT; SHIPMENT.

3.1           Purchase Price.  The price of the Reagents shall be an amount equal to the **** Costs per unit plus ****% (the “Purchase Price”) plus any applicable Taxes such as value-added Taxes or similar Taxes. At Inverness Japan’s request, Seller shall provide Inverness Japan with all documentation supporting Seller’s standard costs of manufacturing the Reagents.

3.2           Purchase Price Adjustments.  On December 1 of each calendar year during the Term, the Purchase Price then in effect shall be increased or decreased by an amount equal to the percentage increase or decrease in Seller’s **** Costs of the Reagents then in effect.  At Inverness Japan’s request, Seller shall provide Inverness Japan with all documentation supporting any increase or decrease in Seller’s **** Costs of the Reagents.

3.3           Payment Terms.  Seller shall invoice Inverness Japan upon shipment.  Inverness Japan shall make payment net 30 days from the date of Seller’s invoice, provided, however, that Inverness Japan shall notify Seller of any disputed invoice as soon as practicable and a timeline for resolving such dispute shall be mutually agreed by the Parties within **** days of the date of the disputed invoice.  Failure to pay a disputed

**** REPRESENTS TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

invoice shall not be deemed a breach of this Agreement by Inverness Japan and shall not relieve Seller from its commitment to continue to supply Reagents hereunder.  Reagent invoices that remain unpaid within **** days after the invoice date, other than invoices being disputed in accordance with the terms set forth above, shall bear interest at a rate per annum equal to Prime Rate plus 2%; provided, however, any invoices disputed by Inverness Japan and resolved in favor of Seller shall be subject to such late payment fee as of the invoice date until paid in full.  All payments hereunder shall be made in Dollars unless the Parties expressly agree in writing to use a different currency.

3.4           Taxes.  Any Taxes (other than that assessed against income), license, fee or other charge lawfully assessed or charged on the sale or transportation of Reagents sold pursuant to this Agreement shall be separately stated on the invoice provided by Seller to Inverness Japan and shall be paid by Inverness Japan.

ARTICLE 4

REAGENT WARRANTIES

4.1           Limited Reagent Warranty.  Seller represents and warrants to Inverness Japan that the Reagents, when delivered, shall conform to the Reagent Specifications and shall be free of defects in materials, workmanship, packaging or labeling for a period equal to its stated shelf life. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE REAGENTS AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

4.2           Non-Conforming Reagents.  Within 30 days after Inverness Japan’s receipt thereof, Inverness Japan may reject any Reagents supplied hereunder which do not conform to the warranties set forth in Section 4.1 (“Non-Conforming Reagents”), provided that such Non-Conforming Reagents have not become non-conforming due to any failure by Inverness Japan or its agents or representatives (other than, in each case, Seller) to handle, maintain, operate, or store such Reagents as required by the labeling or the Reagent Specifications.  Inverness Japan shall provide written notice to Seller specifying the reason for such rejection.

**** REPRESENTS TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3           Rejected Reagents.  At the request and expense of Seller, Inverness Japan shall return the defective Reagents, or a representative sample thereof, to Seller for testing.  Should such test results reasonably confirm the Reagents are Non-Conforming Reagents, Inverness Japan shall return such Non-Conforming Reagents to Seller’s manufacturing facility at Seller’s expense, and Seller shall send conforming replacement Reagents to Inverness Japan at no cost to Inverness Japan (including no costs for shipping the replacement Reagents to Inverness Japan).  Seller shall ship such conforming Reagents as soon as reasonably practicable.  Should such test results fail to confirm the Reagents’ non-conformance, and should the Parties fail to otherwise resolve the dispute, the Parties shall submit the Reagents, or a representative sample thereof, along with a reference batch which has previously been shown by Inverness Japan to conform to the Reagent Specifications, to a mutually acceptable independent laboratory along with the test protocols described in the Reagent Specifications and mutually agreeable interrogatories to be answered by such laboratory.  The independent laboratory’s determination of the Reagents’ conformance or non-conformance to the Reagent Specifications shall be binding upon the Parties.  Should the laboratory determine that the Reagents are conforming, Inverness Japan shall pay all independent laboratory and shipping costs incurred by Seller, and should such laboratory confirm that the Reagents are Non-Conforming Reagents, Seller shall pay all independent laboratory and shipping costs (including costs related to the shipping of the replacement Reagents to Inverness Japan).

4.4           Notice of Material Events.  Seller hereby agrees to notify Inverness Japan promptly of any actual or anticipated events which are reasonably likely to have, a material adverse effect Seller’s ability to supply the Reagents in accordance with the provisions set forth herein, including any labor difficulties, strikes, shortages in materials, plant closings and other interruptions in activity.

ARTICLE 5

INDEMNIFICATION

5.1           Indemnification by Seller.  Except as to Inverness Japan’s negligent acts or omissions or willful misconduct, Seller shall indemnify, defend and hold harmless Inverness Japan and its Affiliates and their respective, employees, officers, directors and agents (collectively, the “Buyer Indemnitees”) from and against any suit, proceeding, claim, liability, loss, damage, costs or expense (including reasonable attorneys’ fees)

(collectively, “Losses”), which such Buyer Indemnitees may hereinafter incur, suffer, or be required to pay arising out of or resulting from any Third Party claim arising out of or attributable to any breach by Seller of the terms of this Agreement or Seller’s negligent acts or omissions or willful misconduct.

5.2           Indemnification by Buyer.  Except as to Seller’s negligent acts or omissions or willful misconduct, Inverness Japan shall indemnify, defend, and hold harmless Seller and its employees, officers, directors and agents (collectively, the “Seller Indemnitees”) from and against any Losses which such Seller Indemnitees may hereinafter incur, suffer or be required to pay arising out of or resulting from any Third Party claim arising out of or attributable to Inverness Japan’s use of the Reagents supplied by Seller (provided such Reagents has been provided in accordance with the terms of this Agreement) or Inverness Japan’s negligent acts or omissions or willful misconduct.

5.3           Cooperation and Notice Requirements.  With respect to any claim for which a Party seeks indemnification from the other hereunder, the Party seeking indemnification shall provide prompt notice to the other of the claim for which indemnification is sought, shall allow the indemnifying Party to control the defense of such claim, shall provide reasonable cooperation and assistance to the indemnifying Party in the defense of such claim, and shall not otherwise settle or otherwise compromise such claim without the indemnifying Party’s prior written consent.

5.4           No Consequential Damages.  NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL DAMAGES OR INDIRECT LOSS OF WHATEVER NATURE HEREUNDER (OTHER THAN FOR LOST PROFITS TO THE EXTENT THEY ARE DIRECT RATHER THAN CONSEQUENTIAL), UNLESS SUCH DAMAGE WAS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BREACHING PARTY OR OTHERS FOR WHOM THAT PARTY IS RESPONSIBLE.

5.5           Termination of Indemnification Obligations.  All obligations for indemnification on the part of Parties hereto shall expire **** years from the date of termination of this Agreement, except with respect to claims already notified to the other Party prior to the end of such ****-year period

5.6           Covenant to Use Commercially Reasonable Efforts to Secure Rights.  In the event that either (a) any Reagent is claimed or held to infringe any intellectual

**** REPRESENTS TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

property right of any Person, (b) any Reagent or the use thereof is claimed or held to constitute or involve a misappropriation of any trade secret of any Person and, in connection with the settlement of the applicable claim or as a result of the applicable judgment or finding, Seller obtains a license, a covenant not to sue or otherwise secures the right to make, use sell, offer for sale and/or import the applicable Reagent or (c) Seller otherwise concludes that it is reasonable or appropriate to acquire a license, a covenant not to sue or other right to make, use, sell, offer for sale and/or import the applicable Reagent and obtains such a license, covenant not to sue or other right, then, during the Term, Seller will exercise commercially reasonable efforts with the applicable licensor or Person to assist Buyer in obtaining for Buyer’s own behalf a license, a covenant not to sue or other means to secure the right of Buyer to make, use, sell, offer for sale and/or import the applicable Reagent.

5.7           Reagents.  (a)  Buyer herby covenants that it and each of its Affiliates will not (a) transfer to the United States or sell within the United States any (i) Products or (ii) other goods that (1) contain or are derivate of cell lines subject to paragraph 4 of the Consent Decree or (2) contain any Reagents supplied by Seller and its Affiliates that have not been created within the United States or (3) contain the Reagent 84165 S Pan-1; Hollow Fiber Harvest (“Prohibited Goods”) and (b) will use best efforts to prevent its representatives, agents, successors and assigns from transferring Prohibited Goods to or selling Prohibited Goods in the United States (including by the immediate termination or expiration of sales to distributors to the extent necessary to comply herewith); provided, however, that solely in the case of Products or other goods that contain any Reagents supplied by Seller and its Affiliates that have been created within the United States (other than Reagent 84165 S Pan-1; Hollow Fiber Harvest) this covenant shall not prohibit the transfer to or sale of such Products or other goods if (A) the FDA has first provided confirmation reasonably satisfactory to Seller that transfer or sale in the United States is acceptable to the FDA or (B) the restrictions imposed upon Seller with respect to a particular Prohibited Good under the Consent Decree has expired, lapsed or otherwise terminated.  Buyer further acknowledges that because a breach, or failure to comply with, this Section 5.7(a) will cause irreparable injury to Seller for which there is no adequate remedy by Law and the exact amount of which will be difficult to ascertain, if Buyer, or any Affiliate, representative, agent successor or assign thereof, should in any way breach, or fail to comply with, the terms of this Section 5.7(a), Seller shall be immediately entitled to an injunction restraining such Person(s) from any such breach or failure, without the necessity of proving injury or damages or engaging in the alternative dispute resolution process set forth in the Asset Purchase Agreement.  Resort of any such remedy provided for by Law shall not preclude or bar the concurrent or subsequent employment of any other appropriate remedy or remedies, or preclude the recover by Seller of monetary damages and compensation.

(b)           Buyer acknowledges and agrees that (i) those Reagents manufactured by Seller and its Affiliates outside of the United States are not manufactured in accordance with FDA standards and Seller and its Affiliates shall have no obligation to modify their manufacturing processes in order for them to comply with FDA standards, and (ii) Seller and its Affiliates have the right to move the manufacturing location of the Reagents without obtaining Buyer’s consent.  If Seller or its Affiliates move the manufacturing location of the Reagents, Seller and its Affiliates shall perform and provide to Buyer, at Buyer’s request, internal equivalency studies which evidence that such relocation does not impact the performance of the Products, which Buyer agrees and acknowledges shall be Seller and its Affiliates’ sole responsibility with respect to such relocation of the manufacturing of the Reagents.  Seller acknowledges and agrees that nothing in this Section 5.7(b) will limit Seller’s obligation to supply the Reagents under this Agreement.

ARTICLE 6

TERM AND TERMINATION

6.1           Term and Termination.  This Agreement shall become effective on the Effective Date and shall, unless terminated earlier date in accordance with the provisions of Section 6.2 or Section 6.3, be in effect until the 5th anniversary of the Closing Date (the “Term”); provided, however, that following the 3rd anniversary of the Closing Date, the Parties may mutually agree to extend the Term.

6.2           Termination for Breach.  If either Party is in default of any material obligation imposed upon such party hereunder, such Party shall use reasonable efforts to remedy such default as soon as possible, and if such default is not remedied within a period of 30 days after written notice thereof is given to the defaulting Party by the other Party, then the other Party may terminate this Agreement upon the lapse of the 30-day period.

6.3           Termination without Cause.  Inverness Japan may terminate this Agreement for any reason upon 1 years’ prior written notice to Seller; provided, however,

that Inverness Japan must demonstrate to Seller that as of the termination date pursuant to this Section 6.3, the Products Inverness Japan shall provide to Seller following such termination pursuant to the Supply of Products for the Humanitarian Program Agreement shall be in accordance with the Reagent Specifications.

6.4           Survival Beyond Termination.  Termination of this Agreement shall not relieve either Party of any obligations accrued prior to termination.  The obligations of the Parties under the following Articles and Sections shall survive termination or expiration of this Agreement: Article 4 (Representations and Warranties), and Article 5 (Indemnification) (but only for the term set forth therein), and Sections 7.4 (Public Disclosure; Confidentiality) and 7.6 (Dispute Resolution).

ARTICLE 7

MISCELLANEOUS

7.1           Guarantee of Performance.  Parent hereby unconditionally guarantees to Seller the prompt and complete performance of any and all of the obligations of Inverness Japan under or related to this Agreement.  This guaranty is an absolute, present and continuing guaranty of performance, and shall remain in full force and effect until the termination of this Agreement.

7.2           Force Majeure.  Neither Party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in any such Party’s performance hereunder if such default or delay is caused by events beyond such Party’s reasonable control including, but not limited to, acts of God, regulation or law or other action of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, labor disturbances, or epidemic.  The Party thus hindered shall promptly give the other Party notice thereof and shall use reasonable efforts to resume its performance hereunder if such performance is delayed or interrupted by reason of a force majeure as listed above.

7.3           Assignability.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, however, that neither this Agreement, nor any rights or obligations hereunder, may be assigned without the prior written consent of the other party hereto; provided, further, however, that (a) either Party may assign its rights and obligations under this Agreement to an Affiliate of such Party; and (b) may assign its rights and obligations in conjunction with the sale of all or substantially all of the assets related to this Agreement.  No assignment under this Section 7.3 shall relieve the Party to this Agreement from its obligations under this Agreement.

7.4           Public Disclosure; Confidentiality.  The public disclosure provisions set forth in Section 11.2 of the Asset Purchase Agreement and the confidentiality provisions set forth in Section 11.3 of the Asset Purchase Agreement are incorporated herein by reference.

7.5           Waiver.  Failure to exercise, or delay in exercising, or partial exercise, at any time, of any right, remedy, default or break with respect to any covenants, provisions, or conditions of this Agreement by any Party hereto shall not operate as a waiver or excuse of performance as to any continuing or subsequent default, break, or non-observance, or subsequent and/or similar right or remedy so as to defeat in any way the rights of the first Party hereunder, unless an express waiver has been provided by the affected Party in writing.

7.6           Dispute Resolution.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved through the ADR procedure set forth in Exhibit K of the Asset Purchase Agreement.

7.7           Clause Severability.  Any provision of this Agreement that in any way contravenes the Applicable Law of any state or country in which this Agreement is effective shall, in that state or country, to the extent the Applicable Law is contravened, be considered separable and non-applicable and shall not effect any other provision or provisions of this Agreement.  The Parties shall cooperate to mitigate the effects of any such contravening clause/term.

7.8           Notices.  All communications, notices and consents provided for herein shall be in writing and be given in person or by means of telex, facsimile or other means of wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), by overnight courier or by mail, and shall become effective: (a) on delivery if given in person; (b) on the date of transmission if sent by telex, facsimile or other means of wire transmission; (c) 1 Business Day after delivery to the overnight service; or (d) 4 Business Days after being deposited in the United States mails, with proper postage and documentation, for first-class registered or certified mail, prepaid.

Notices shall be addressed as follows:

If to any Buyer entity, to:

Inverness Medical Innovations, Inc.
51 Sawyer Road, Suite 200
Waltham, MA 02453
Attention: General Counsel
Facsimile Number:  (781) 647-3939

with copies (which shall not constitute notice) to:

Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention:  Scott F. Duggan
Facsimile Number:  (617) 523-1231

If to Seller, to:

Abbott Laboratories
100 Abbott Park Road
Building AP6C, Department 0392
Abbott Park, Illinois 60064-6020
Attn:  President, Abbott Diagnostics Division
Facsimile Number: (847) 938-6277

with copies (which shall not constitute notice) to:

Abbott Laboratories
100 Abbott Park Road
Building AP6D, Department 322
Abbott Park, Illinois 60064-6020
Attn:  Divisional Vice President, International Legal Operations
Facsimile Number: (847) 938-1342

provided, however, that if any Party shall have designated a different address by notice to the others, then to the last address so designated.

7.9           Relationship of the Parties.  The relationship of the Parties under this Agreement is that of independent contractors.  Nothing contained in this Agreement is intended or is to be construed so as to constitute the Parties as partners, joint ventures, or either Party as an agent or employee of the other.  Neither Party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of the other, or to bind the other Party to any contract, agreement or undertaking with any third party, and no conduct of the Parties shall be deemed to infer such right.

7.10         Governing Law.  All disputes arising in any manner out of or in relation to this Agreement shall be resolved in accordance with the laws of the State of Illinois, without reference to its choice of laws provisions.

7.11         Captions and Titles.  The titles of the Articles and Sections contained in this Agreement are for convenience only and shall not be considered in construing this Agreement.

7.12         Execution.  This Agreement shall be executed in 2 identical counterparts, both of which shall contain the signatures of a person with the authority to bind each of the Parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

INVERNESS MEDICAL INNOVATIONS, INC.

By:	/s/ Paul T. Hempel
Name:	Paul T. Hempel
Title:	Secretary and General Counsel

INVERNESS MEDICAL JAPAN, LTD.

By:	/s/ Paul T. Hempel
Name:	Paul T. Hempel
Title:	Representative Director

ABBOTT LABORATORIES

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Vice President, Global Licensing/ New Business Development

Exhibit A

Reagent Specifications

****

**** REPRESENTS 20 PAGES OF TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 1.1 (a)

Reagents

37060	****
60545	****
61779	****
83627	****
91247	****
95024	****
90132	****
90446L	****
91655	****
91656	****
92646	****
93304	****
97999	****
98223	****
99800	****
84165	****
94010	****
94245	****
J0861	****
J0881	****

**** REPRESENTS TEXT OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION